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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2004

GOLDEN CYCLE GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	0-11226	84-1630963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1515 S. Tejon, Suite 201, Colorado Springs, CO 80906
(Address of principal executive offices, including zip code)

(719) 471-9013
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        Golden Cycle Gold Corporation entered into a three-year employment contract with its president, R. Herbert Hampton, which will continue his present salary, $89,578, adjusted annually by the consumer price index, for the period August 1, 2005 through August 1, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        Exhibit 1. Employment Agreement between Golden Cycle Gold Corporation and R. Herbert Hampton, dated December 2, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

GOLDEN CYCLE GOLD CORPORATION
December 3, 2004	By:	/s/ R. HERBERT HAMPTON R. Herbert Hampton President

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  ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES